                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event report): December 31, 1997


               BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II




                              BANK OF AMERICA, FSB
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             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)



                                  UNITED STATES
-------------------------------------------------------------------------------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                     333-3200
                                     --------
                            (COMMISSION FILE NUMBER)

                                    91-0221850
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                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              555 CALIFORNIA STREET
                             SAN FRANCISCO, CA 94104
                                  (415) 622-2220
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  (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 5.      Other Events

             (a)  Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

             Exhibit No.                    Description
             20                             Monthly Statements mailed to Certificate
                                            holders pursuant to the Pooling and
                                            Servicing Agreement by and between
                                            BankAmerica Housing Services, an
                                            unincorporated division of Bank of
                                            America, FSB, and The First National
                                            Bank of Chicago, as Trustee, dated
                                            as of July 31, 1997 (a copy of which
                                            agreement was filed by the
                                            registrant with the Commission on
                                            August 7, 1997 as an exhibit to a
                                            report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                            BANK OF AMERICA, FSB

                                            BY:  /s/ JOHN WHEELER
                                                ---------------------
                                                     John W. Wheeler*
                                            Dated:   January 26, 1997
                                                     San Diego, California



* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.